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 T. ROWE PRICE
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International Funds, Inc.
     T. Rowe Price New Asia Fund

 Supplement to prospectus dated October 26, 2000
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On October 25, 2000, shareholders of the fund approved a new investment management agreement with T. Rowe Price International, Inc. There are no changes in the fees charged or services being provided under the new agreement. All references in the prospectus to Robert Fleming and its affiliates are no longer applicable.

In addition, shareholders approved an amendment to the fund's fundamental policy to change its status from diversified to non-diversified. This means that the fund can invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than can a diversified fund. As a result, the fund could become somewhat riskier because it will have the ability to hold larger positions in a fewer number of securities.

The fund will still be subject to the diversification rules of the Internal Revenue Code. These provide that the fund will not purchase a security if, as a result, with respect to 50% (instead of 75%) of its total assets, more than 5% of the fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.
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 The date of this supplement is October 26, 2000.
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 F39-041 10/26/00